Exhibit 32.1

        CERTIFICATION OF PRINCIPAL EXECUTIVE AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report on Form 10-QSB of Renewable Assets, Inc. for the three months ended March 31, 2005, I, Alfred M. Schiffrin, Chief Executive and Chief Financial Officer of Renewable Assets, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) such Quarterly Report on Form 10-QSB for the three months ended March 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in such Quarterly Report on Form 10-QSB for the three months ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Renewable Assets, Inc.

                                        /s/ ALFRED M. SCHIFFRIN
                                        -----------------------
                                        Alfred M. Schiffrin
                                        Chief Executive and Chief Financial
                                        Officer

September 9, 2005

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